PAGE 1 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES


                                 KEY TO COMPANY ORGANIZATIONAL CHART

#   : Limited Liability Company
@   : Corporation
+   : Partnership
*Holding Company

| Domestic Companies licensed to write insurance.
~ Offshore Companies licensed to write insurance.

2010 FOURTH QUARTER CHANGES:
----------------------------

(i) ISOP Financing Company Limited Partnership was dissolved effective as of December 2, 2010.
(ii) Hartford Advantage Investment, LTD, a Bermuda company, was sold to Acadia Holding Corporation on December 31, 2010.
(iii) Hartford Investment Canada Corp., a Canadian corporation, was sold to CI Financial Corp. on December 15, 2010.


REVISED JANUARY 10, 2011

PAGE 2 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES


PRIOR 12 MONTH DISSOLUTIONS/DISPOSITIONS:
-----------------------------------------

(i) On June 14, 2010, Hartford Life International, Ltd. sold its 50% interest in Icatu Hartford Seguros S.A. to Icatu Holdings. At the time of the sale, we divested our interest in Icatu Hartford Seguros S.A., and its subsidiary companies: IH CIA De Seguros E Previdencia, Itumbiara Participacoes Ltda., Santa Catarina Seguros E Previdencia S.A., Icatu Hartford Administracao De Recursos Ltda., Icatu Hartford Administracao De Beneficios Ltda., IH Prev Fundo De Pensao, Icatu Hartford Capitalizacao S.A., Brasilcap Capitalizacao S.A., Icatu Hartford Consultoria, Ltda., Icatu Hartford Sociedad Anonima De Capitalizacion Y Ahorro Para Fins Determinados, Motrin Capitalizacao S.A., Caixa Capitalizacao S.A. and Vangarda Companhia De Seguros Gerais.
(ii) On April 16, 2010, Hartford Specialty Company was dissolved with the Delaware Secretary of the State.
(iii) On May 12, 2010, Trumbull Securities, LLC was dissolved with the Delaware Secretary of the State.
(iv) The liquidation of Hartford Investment Management K.K. was completed in Japan on March 30, 2010.
(v) First State Management Group Insurance Services of Massachusetts, LLC was dissolved with the Massachusetts Secretary of the State on March 2, 2010.
(vi) On March 2, 2010, Personal Lines Insurance Center, Inc. was dissolved with the Connecticut Secretary of the State.
(vii) Hartford Club in Simsbury, Inc. was dissolved with the Connecticut Secretary of State effective as of August 12, 2010.


REVISED JANUARY 10, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HOLDING COMPANY STRUCTURE

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------



PAGE 3 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                          DELAWARE@
                                                                               !
                                                                               !
                 --------------------------------------------------------------!--------------------------------------------
                 !                   !              !                 !        !     !            !           !            !
                 !                   !              !                 !        !     !            !           !            !
             *HERITAGE        HARTFORD FIRE      TRUMBULL        PROPERTY AND  !    WHITE     CHAMPLAIN    NEW OCEAN   *HARTFORD
           HOLDINGS, INC.       INSURANCE       INSURANCE         CASUALTY     !    RIVER        LIFE      INSURANCE  HOLDINGS, INC.
            CONNECTICUT@         COMPANY         COMPANY          INSURANCE    !    LIFE      REINSURANCE  CO., LTD.   DELAWARE@
                 !            CONNECTICUT@|    CONNECTICUT@|     COMPANY OF    ! REINSURANCE    COMPANY     BERMUDA@~      !
          -------!-------                      !                  HARTFORD     !   COMPANY     VERMONT@|                   !
          !             !    SEE PAGE 3 FOR    !                  INDIANA@|    !  VERMONT@|                                !
          !             !    HARTFORD FIRE     !                               !--------                       ----------------
          !             !     SUBSIDIARIES     !                               !       !                       !              !
          !             !                      !                    -----------!       !                       !              !
      HERITAGE     FIRST STATE                 !                    !          !   SENTINEL                    !              !
     REINSURANCE    INSURANCE                  !                    !          !  INSURANCE                *HARTFORD       NUTMEG
    COMPANY, LTD.    COMPANY                   !                 HARTFORD      ! COMPANY, LTD.             LIFE, INC.    INSURANCE
      BERMUDA@~    CONNECTICUT@|               !                STRATEGIC      ! CONNECTICUT@|              DELAWARE@     COMPANY
                        !                      !               INVESTMENTS,    !                                       CONNECTICUT@|
  SEE PAGE 6 FOR        !                      !                   LLC         !-----------                                   !
OVERSEAS OPERATIONS     !                      !                DELAWARE#      !          !   SEE PAGE 4 FOR HARTFORD LIFE    !
                        !                      !                               !          !            SUBSIDIARIES           !
            ------------!----------            !                               !       PACIFIC                                !
            !                     !            !                               !      INSURANCE                               !
            !                     !            !                               !       COMPANY                                !
      NEW ENGLAND            NEW ENGLAND       !                               !       LIMITED                                !
       INSURANCE             REINSURANCE       !                               !     CONNECTICUT@|                            !
        COMPANY              CORPORATION       !                               !                                              !
      CONNECTICUT@|          CONNECTICUT@|     !                               !                                              !
                                               !                               !                                              !
        ---------------------------------------!                               !                                              !
        !                    !                 !                    -----------!                                              !
        !                    !                 !                    !          !       ----------------------------------------
    HARTFORD              HORIZON          HARTFORD                 !          !       !              !       !       !       !
   SPECIALTY             MANAGEMENT       TECHNOLOGY            HARTFORD       !       !              !       !       !       !
   INSURANCE             GROUP, LLC        SERVICES             INSURANCE      !    TRUMBULL      BMG CAPITAL !   *HART RE    !
   SERVICES               DELAWARE#      COMPANY, LLC            COMPANY       !  SERVICES, LLC    ADVISORS   ! GROUP, L.L.C. !
 OF TEXAS, LLC                             DELAWARE#             OF THE        !  CONNECTICUT#    GROUP, LLC  ! CONNECTICUT#  !
    TEXAS#                                                      SOUTHEAST      !                 CONNECTICUT# !      !        !
                                                              CONNECTICUT@|    !                              !      !     HLA LLC
                                                                               !                              !      !  CONNECTICUT#
                                                                               !                              !      !
                                                                    -----------!                              !      !
                                                                    !          !                              !    HARTRE
                                                                    !          !                              ! COMPANY, LLC
                                                                 HARTFORD      !                              ! CONNECTICUT#
                                                                 INSURANCE     !                              !
                                                                  COMPANY      !                              !
                                                                  OF THE       !                              !
                                                                  MIDWEST      !                              !
                                                                 INDIANA@|     !                              !
                                                                               !                              !
                                                                               !                              !
                                                                               !                              !
                                                                               !-------                 --------------------
                                                                               !      !                 !                  !
                                                                               !      !                 !                  !
                                                                               ! FEDERAL TRUST     TRUMBULL FLOOD        HARTFORD
                                                                    -----------!  CORPORATION    MANAGEMENT, L.L.C.      RESIDUAL
                                                                    !             FLORIDA(5)@      CONNECTICUT#       MARKET, L.L.C.
                                                                    !                 !                               CONNECTICUT#
                                                                HARTFORD              !
                                                               INVESTMENT             !
                                                               MANAGEMENT             !
                                                                COMPANY            -----------------------------------------
                                                                DELAWARE@          !                    !                  !
                                                                                   !                    !                  !
                                                                                 FEDERAL TRUST     FEDERAL TRUST     FEDERAL TRUST
                                                                                     BANK        MORTGAGE COMPANY  STATUTORY TRUST I
                                                                                   FLORIDA(5)@      FLORIDA(5)@       FLORIDA(5)@

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD FIRE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------



PAGE 4 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                                                   *THE HARTFORD
                                                                 FINANCIAL SERVICES
                                                                    GROUP, INC.
                                                                     DELAWARE@
                                                                          !
                                                                          !
                                                                    HARTFORD FIRE
                                                                  INSURANCE COMPANY
                                                                     CONNECTICUT@|
                                                                          !
      --------------------------------------------------------------------!-----------------------------------------------------
      !            !             !              !       !     !           !               !            !            !           !
      !            !             !              !       !     !           !               !            !            !           !
  HARTFORD         !          HARTFORD     HARTFORD OF  ! TWIN CITY       !           HARTFORD     HARTFORD         !       HARTFORD
 INSURANCE         !        UNDERWRITERS  TEXAS GENEARL !    FIRE         !           ACCIDENT   UNDERWRITERS       !       CASUALTY
  COMPANY          !          GENERAL      AGENCY, INC. ! INSURANCE       ! --------    AND        INSURANCE        !       GENERAL
OF ILLINOIS        !        AGENCY, INC.     TEXAS(6)@  !  COMPANY        ! !         INDEMNITY     COMPANY         !       AGENCY,
 ILLINOIS@|        !           TEXAS@                   !  INDIANA@|      ! !          COMPANY    CONNECTICUT@|     !         INC.
                   !                            ---------------           ! !       CONNECTICUT@|                   !        TEXAS@
            --------------                      !       !      !          ! !          !  !   !                     !
            !            !                      !       !      !          ! !          !  !   !                     !
            !            !33.340%            ACCESS     !   HARTFORD      ! !   HARTFORD  !   RVR R, LLC             HARTFORD FIRE
       CATALYST      *HNI, LLC           COVERAGECORP,  !  INTEGRATED     ! !   CASUALTY  !   DELAWARE(7)#          GENERAL AGENCY,
       360, LLC     CONNECTICUT#              INC.      ! TECHNOLOGIES,   ! !  INSURANCE  !                               INC.
     DELAWARE(4)#                       NORTH CAROLINA@ !     INC.        ! !   COMPANY   !                              TEXAS@
                                                !       ! CONNECTICUT@    ! !   INDIANA@| !
                                                !       !                 ! !             !
                                                !       !------           ! !      ---------------
                                                !       !      !          ! !      !              !
                                             ACCESS     !   HARTFORD      ! ! SYMPHONY R,    SUNSTONE R,
                                         COVERAGECORP   !  TECHNOLOGY     ! !     LLC            LLC                 HARTFORD
                                         TECHNOLOGIES,  !   SERVICE       ! ! DELAWARE(2)#   DELAWARE(11)#      LLOYD'S INSURANCE
                                              INC.      !   COMPANY       ! !                                        COMPANY
                                        NORTH CAROLINA@ ! CONNECTICUT@    ! !                                         TEXAS+|
                                                        !                 ! !
                                                ---------------           ! !
                                                !       !      !          ! !
                                                !       !      !          ! !
                                             NUTMEG     !     1ST         ! !
                                           INSURANCE    !  AGCHOICE,      ! !
                                          AGENCY, INC.  !     INC.        ! !
                                          CONNECTICUT@  !    SOUTH        ! ------------------------------------
                                                        !   DAKOTA@       !---------------------------------    !
                                                        !                 !             !                  !    !
                                                ----------------          !             !            37.5% !    ! 62.5%
                                                !              !          !       HARCO PROPERTY         FOUR THIRTY
                                                !              !          !       SERVICES, INC.         SEVEN LAND
                                            HARTFORD        BUSINESS      !        CONNECTICUT@         COMPANY, INC.
                                             LLOYDS        MANAGEMENT     !                               DELAWARE@
                                          CORPORATION      GROUP, INC.    !
                                             TEXAS@       CONNECTICUT@    !
                                                                          !
                                      <-<-<-<-<-<-<-<-<------------------------------------------------
                                      !                     !                      !                   !
                                      v                     !                      !                   !
                                  SPECIALTY             CLAIMPLACE,              ERSATZ            HRA, INC.
                               RISK SERVICES, LLC           INC.              CORPORATION         CONNECTICUT@
                                   DELAWARE#             DELAWARE@             DELAWARE@               !
                                      !                                                                !                NONSTOCK
                                      !                                                                !                --------
                                      !                                                          HRA BROKERAGE          HARTFORD
                                  NUTMEG RISK                                                    SERVICES, INC.         EMPLOYEE
                                 SERVICES, LLC                                                    CONNECTICUT@         CLUB, INC.
                                   DELAWARE#                                                                          CONNECTICUT@
                                      !
                                      !
                                NUTMEG CASUALTY
                               RISK SERVICES CO.
                                   CANADA@

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD LIFE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------



PAGE 5 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                                               *THE HARTFORD
                                         ------------------- FINANCIAL SERVICES ---------
                                         !                       GROUP, INC.             !
                                         !                       DELAWARE@               !
                                  WHITE RIVER LIFE                    !           CHAMPLAIN LIFE
                                REINSURANCE COMPANY                   !             REINSURANCE
                                    VERMONT(8)@|                  *HARTFORD           COMPANY
                                                                HOLDINGS, INC.       VERMONT@|
                                                                  DELAWARE@
                                                                      !
                                                                      !
                                                                 *HARTFORD <------<---------- 50%
                                                                    LIFE,----------------------^------------------------------
                                                                    INC.        40%  !         !        !                    !
                                                                 DELAWARE@           !         !        !                    !
                                                                      !         ELOY R, LLC    !  MERIDIAN R, LLC      DMS R, LLC
                                                                      !         DELAWARE(3)#   !    DELAWARE(1)#       DELAWARE(9)#
                                                                HARTFORD LIFE        ^         !
                                                                AND ACCIDENT         !         !
                                                              INSURANCE COMPANY      ^         ^
                                                                 CONNECTICUT@|       !         !
                                                                      !              ! 60%     !
                                               ---------------------------------------         !
                                               !        !       !              ^               !
                                               !        !       !              !          220 Davidson
                                             M-CAP      !   AMERICAN        HARTFORD --->    R, LLC
                                           INSURANCE    !   MATURITY          LIFE    50% DELAWARE(10)#
                                            AGENCY,     !     LIFE         INSURANCE
                                              LLC       !  INSURANCE        COMPANY
                                           DELAWARE#    !   COMPANY       CONNECTICUT@|
                                                        ! CONNECTICUT@|        !
                                                        !      -------------------------------------------------------------
                                                        !      !               !              !             !              !
                                                        !      v               !              !             !              !
                                                        !   OL R, LLC      HARTFORD       HARTFORD       HARTFORD       LANIDEX
                                                        ! DELAWARE(12)#      LIFE      INTERNATIONAL      HEDGE       CLASS B, LLC
                                                        !                    AND            LIFE           FUND       DELAWARE(14)#
                                                        !                  ANNUITY      REASSURANCE    COMPANY, LLC
                                                        !                 INSURANCE     CORPORATION      DELAWARE#
                                                        !                  COMPANY      CONNECTICUT@|
                                                        !                CONNECTICUT@|
                                                        !                     !
                                                        !                     !-------------------------
                                                        !                     !       !                !
                                                        !                     !   *HARTFORD         WOODBURY
                                                        !                     !      LIFE          FINANCIAL
                                                        !                     ! INTERNATIONAL,   SERVICES, INC.    SEE PAGE 5 FOR
                                                        !                     !      LTD.          MINNESOTA@    OVERSEAS OPERATIONS
                                                        !                     !  CONNECTICUT@
                                                        !                     !      !
                                                        !                     !      !
                                                        !                     !    HARTFORD
                                                        !                     !     LIFE,
                                                        !                     !      LTD
                                                        !                     !  BERMUDA(13)@~
       -------------------------------------------------!                     !
       !                  !               !             !                     !
       !                  !               !             !                     !
   HARTFORD          PLANCO, LLC      HARTFORD        HARTFORD LIFE           !
 ADMINISTRATIVE       DELAWARE#         LIFE             PRIVATE              !
SERVICES COMPANY                    DISTRIBUTORS,    PLACEMENT, LLC           !
  MINNESOTA@                            LLC             DELAWARE#             !
                                     DELAWARE#              !                 !--------         HARTFORD EQUITY    HARTFORD ENHANCED
                                                            !                          !          SPECIALISTS      ABSOLUTE RETURN
                                                      THE EVERGREEN                *HARTFORD       FUND, L.P.         FUND, L.P.
                                                   GROUP INCORPORATED              FINANCIAL        DELAWARE+          DELAWARE+
                                                       NEW YORK@                 SERVICES, LLC
                  ---------------------------------------------------------------  DELAWARE#
                  !              !                                                  !
                  !              !                 ----------------------------------------------------------------------
                  !              !                 !              !        !        !                !                  !
                  !              !                 !              !        !        !                !                  !
           *HARTFORD LIFE     HARTFORD      HL INVESTMENT      HARTFORD    !    HARTFORD         HARTFORD     HARTFORD-COMPREHENSIVE
            ALLIANCE LLC     RETIREMENT     ADVISORS, LLC    EQUITY SALES  !    ADVANTAGE       SECURITIES       EMPLOYEE BENEFIT
             DELAWARE#      SERVICES, LLC   CONNECTICUT#     COMPANY, INC. ! INVESTMENT, LTD   DISTRIBUTION      SERVICE COMPANY
                              DELAWARE#            !         CONNECTICUT@  !    BERMUDA@       COMPANY, INC.      CONNECTICUT@
                                                   !                       !                   CONNECTICUT@
                                                   !                       !
                                                   !                       !
                   --------------------------------                        !
                   !                       !                               ---
                   !                       !                                  !
               HARTFORD             HARTFORD                               HARTFORD
         INVESTMENT FINANCIAL   INVESTOR SERVICES                         INVESTMENT
            SERVICES, LLC         COMPANY, LLC                       ADVISORY COMPANY,LLC
              DELAWARE#           CONNECTICUT#                             DELAWARE#

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

              MUTUAL FUNDS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------



PAGE 6 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                                   HARTFORD LIFE
                                                 INSURANCE COMPANY
                                                    CONNECTICUT##
                                                         !
                                                         !
                                                   HARTFORD LIFE
                                                    AND ANNUITY
                                                 INSURANCE COMPANY
                                                   CONNECTICUT##

                         ALL THE SHARES OF THE NON-PUBLIC MUTUAL FUNDS ARE HELD IN VARYING
                        PERCENTAGES BY SEPARATE ACCOUNTS OF HARTFORD LIFE INSURANCE COMPANY
                                     AND CERTAIN QUALIFIED RETIREMENT PLANS

                                -----------------------------------------------
                                !                                             !
                                !                                             !
                         HARTFORD SERIES                                HARTFORD HLS
                        MUTUAL FUND, INC.                            SERIES FUND II, INC
                          MARYLAND##                                      MARYLAND##


THE HARTFORD        THE HARTFORD            THE HARTFORD         THE HARTFORD         THE HARTFORD            THE HARTFORD
INTERNATIONAL   MUTUAL FUNDS II, INC.    MUTUAL FUNDS, INC.      INCOME SHARES        U.S. CAPITAL           GLOBAL LEADERS
   FUNDS             MARYLAND@@              MARYLAND@@            FUND, INC.       APPRECIATION FUND             FUND
IRELAND@@                                                          MARYLAND@@           CANADA@@                CANADA@@


                   THE HARTFORD            THE HARTFORD          THE HARTFORD          THE HARTFORD           THE HARTFORD
                  U.S. STOCK FUND         CANADIAN STOCK         ADVISORS FUND          BOND FUND             MONEY MARKET
                      CANADA@@                 FUND                 CANADA@@             CANADA@@                 FUND
                                             CANADA@@                                                           CANADA@@

KEY:

@@  : PUBLIC FUNDS

##  : NON-PUBLIC FUNDS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

          OVERSEAS OPERATIONS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------



PAGE 7 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                                                                       *THE HARTFORD
                                                                                 ----FINANCIAL SERVICES
                                                                                 !      GROUP, INC.
                                                                                 !        DELAWARE@
                                                                                 !          !
                                                                                 !          !
                                                                                 !      *HARTFORD
                                                                                 !    HOLDINGS, INC.
       ---------------------------------------------------------------------------      DELAWARE@-------------
       !               !               !                 !                                 !                 !
       !               !               !                 !                                 !                 !
   *HERITAGE       NEW OCEAN       HARTFORD          TRUMBULL                          *HARTFORD             !
 HOLDINGS, INC.    INSURANCE      INVESTMENT         INSURANCE                         LIFE, INC.            !
 CONNECTICUT@      CO., LTD.      MANAGEMENT          COMPANY                          DELAWARE@             !
       !           BERMUDA@~       COMPANY         CONNECTICUT@|                            !                !
       !                           DELAWARE@             !                                  !                !
   HERITAGE                                              !                 -----------------                 !
  REINSURANCE                                        HORIZON               !                !                !
 COMPANY, LTD.                                      MANAGEMENT             !                !                !
   BERMUDA@~                                        GROUP, LLC       HARTFORD LIFE     HARTFORD LIFE         !
       !                                             DELAWARE#        AND ACCIDENT     INSURANCE, K.K.    NUTMEG
       !                                                 !             INSURANCE          JAPAN@~        INSURANCE----------
 EXCESS INSURANCE                                        !              COMPANY                           COMPANY           !
 COMPANY LIMITED                                      DOWNLANDS       CONNECTICUT@|              --------CONNECTICUT@|      !
      U.K.@~                                         LIABILITY            !                      !           !              !
                                                   MANAGEMENT LTD.        !                  HARTFORD      *HARTFORD        !
                                                       U.K.@         HARTFORD LIFE          FINANCIAL     MANAGEMENT, LTD.  !
                                                                       INSURANCE            PRODUCTS        BERMUDA@        !
                                                                        COMPANY            INTERNATIONAL     !              !
                                                                      CONNECTICUT@|          LIMITED         !              !
                                                                          !                   UNITED         !              !
                                                                          !                  KINGDOM@~       !              !
                                          ------------------------- HARTFORD LIFE                          HARTFORD         !
                                          !                          AND ANNUITY                        INSURANCE, LTD.     !
                                      *HARTFORD                   INSURANCE COMPANY                        BERMUDA@~        !
                                      FINANCIAL                      CONNECTICUT@|                                          !
                                    SERVICES, LLC                        !                                                  !
                                      DELAWARE#                          !                                                  !
                                                                    HARTFORD LIFE                                           !
                                                    -------------INTERNATIONAL, LTD                                         !
                                                    !        !      CONNECTICUT@-------------------------------          HART RE
                                                    !        !                   !              !             !        GROUP, L.L.C.
                                                    ! THE HARTFORD INT'L         !              !             !        CONNECTICUT@
                                                    !  ASSET MANAGEMENT    HARTFORD LIFE  THESIS, S.A.    HARTFORD          !
                                                    !  COMPANY LIMITED        LIMITED      ARGENTINA@      LIFE,            !
         --------------------------------------------     IRELAND@           IRELAND@~                     LTD.         FENCOURT
         !                    !                     !                                                     BERMUDA@~    REINSURANCE
         !                    !                     !                                                                  COMPANY, LTD.
      HARTFORD            HARTFORD ASIA          HARTFORD                                                               BERMUDA@~
   INTERNATIONAL      (HONG KONG) LIMITED      EUROPE, LTD.
GLOBAL DISTRIBUTION     CHINA SAR (HONG           U.K.@
   (BERMUDA) LTD.           KONG)@
      BERMUDA@

             NOTE: INTERNATIONAL OWNERSHIP REFLECTS PERCENTAGE OWNED BY IMMEDIATE PARENT AND IS 100% UNLESS OTHERWISE NOTED.

PAGE 8 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                    FOOTNOTES
                                    ---------

1. MERIDIAN R, LLC

Meridian R, LLC was organized with the Delaware Secretary of the State on April 2, 2009. It is managed by Hartford Investment Management Company, Inc, and was set-up as a single purpose entity that will take title to and manage real property.

2. SYMPHONY R, LLC

Symphony R, LLC was organized with the Delaware Secretary of the State on May 5, 2010. The entity is a wholly-owned subsidiary of Hartford Accident and Indemnity Company.

3. ELOY R, LLC

Eloy R, LLC was organized with the Delaware Secretary of the State on April 1, 2009. It is managed by Hartford Investment Management Company, Inc., and was set-up as a single purpose entity that will take title to and manage real property. The company is 60% owned by Hartford Life Insurance Company and 40% owned by Hartford Life, Inc.

4. CATALYST 360, LLC

100% of the vested ownership interest in Catalyst 360, LLC was contributed to Hartford Fire Insurance Company through a series of Intercompany transactions on December 28, 2009.

5.  FEDERAL TRUST ENTITIES

FEDERAL TRUST CORPORATION ("FTC") -- A unitary savings and loan holding company incorporated in Florida on August 5, 1988.

FEDERAL TRUST MORTGAGE COMPANY -- This entity consists mainly of mortgage servicing rights and certain hard assets.

FEDERAL TRUST STATUTORY TRUST I ("FTST") -- On September 17, 2003, this entity sold adjustable-rate trust preferred securities in the aggregate amount of $5M in a pooled trust preferred securities offering. FTC contributed capital of $155,000 to FTST for the purchase of common securities of FTST.

FEDERAL TRUST BANK -- A Florida domiciled, federally-chartered savings bank.

6.  HARTFORD OF TEXAS GENERAL AGENCY, INC.

The agency was incorporated on June 30, 2009 in the State of Texas. It was formed to act as a managing general agent. It writes personal automobile insurance for residents of the State of Texas.

7.  RVR R, LLC

The entity was formed April 29, 2009 in the State of Delaware. It was formed to take title to and manage real property.

Hartford Investment Management Company manages this entity.

8.  WHITE RIVER LIFE REINSURANCE COMPANY

The entity was incorporated on May 21, 2009, in the State of Vermont. The entity was established for the purpose of reinsuring certain variable annuities issued or assumed by Hartford Life and Annuity Insurance Company.

9. DMS R, LLC

DMS R, LLC was organized with the Delaware Secretary of the State September 3, 2009. It is managed by Hartford Investment Management Company, Inc., and was set-up as a single purpose entity that will take title to and manage real property.

10.  220 DAVIDSON R, LLC

The entity was formed August 3, 2009 in the State of Delaware. It was formed as a holding company. The entity is 50% owned by Hartford Life, Inc. and 50% owned by Hartford Life Insurance Company.

PAGE 9 OF 9 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGES 8 THROUGH 9 FOR FOOTNOTES

                                    FOOTNOTES
                                    ---------

11. SUNSTONE R, LLC

The entity was formed February 2, 2010 in the State of Delaware. It was formed as a holding company. The entity is 100% owned by Hartford Accident and Indemnity Company.

12. OL R, LLC

The entity was formed January 26, 2010 in the State of Delaware. It was formed as a holding company. The entity is 100% owned by Hartford Life Insurance Company.


13.  HARTFORD LIFE, LTD., BERMUDA

The company had a change in ownership from Hartford Life and Annuity Insurance Company to Hartford Life International, Ltd. effective as of June 30, 2010.

14.  LANIDEX CLASS B, LLC

Lanidex Class B LP, LLC, a Delaware limited liability company, wholly owned subsidiary of Hartford Life Insurance Company was formed on September 23, 2010. Lanidex Class B LP, LLC's name was changed to Lanidex Class B, LLC effective as of September 29, 2010.